MFS(R) GLOBAL TELECOMMUNICATIONS FUND

            Supplement Dated January 1, 2002 as revised June 7, 2002
                           to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated January 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The performance table is not included because the fund has not had a full calendar year of investment operations.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                                                         Class I
        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
          of offering price)....................................................................          None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
          price or redemption proceeds, whichever is less)......................................          None


         Annual Fund Operating Expenses (expenses that are deducted from fund assets)

         Management Fees...........................................              1.00%
         Distribution and Service (12b-1) Fees.....................              None
         Other Expenses............................................              0.43%
                                                                                 -----
         Total Annual Fund Operating Expenses......................              1.43%
           Fee Waiver and/or Expense Reimbursement(1)..............             (0.07)%
                                                                                -------
           Net Expenses(2).........................................              1.36%

--------------------
(1) Subject to reimbursement, the fund's adviser has agreed to pay the fund's "Other Expenses" to the extent that (after taking into account the expense offset arrangement described below) such expenses exceed 0.35% of the fund's net assets. These contractual arrangements will continue until at least January 1, 2003, unless terminated with the consent of the board of trustees which oversees the fund.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had such fee reductions been taken into account, "Net Expenses" would be 1.35%.

Example of Expenses. These expenses are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

The examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see table above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                            Year 1           Year 3          Year 5          Year 10
                                                            ------           ------          ------          -------

        Class I Shares                                       $138             $446            $775            $1,707

3.   DESCRIPTION OF SHARE CLASSES


     The "Description of Share Classes" is supplemented as follows:

     If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

o    any retirement plan, endowment or foundation which:

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

          MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least
     $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

     o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

     The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

     You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

     The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

     Financial Statements - Class I Shares

                                                                            Year Ended                     Period Ended
                                                                          August 31, 2001               August 31, 2000**
                                                                          ---------------               -----------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                           $10.31                      $   9.63
                                                                                ------                      --------
Income from investment operations# -
   Net investment lossss.                                                       $  --+++                    $    --+++
   Net realized and unrealized gain (loss) on investments
     and foreign currency                                                        (6.61)                         0.68
                                                                                -------                     --------
       Total from investment operations                                         $(6.61)                     $   0.68
                                                                                -------                     --------
Net asset value - end of period                                                 $ 3.70                       $ 10.31
                                                                                ------                      --------
Total return                                                                    (64.21)%                        3.10%++
Ratios (to average net assets)/Supplemental datass.:
   Expenses##                                                                     1.36%                         1.37%+
   Net investment loss                                                           --                              --+
Portfolio turnover                                                               87%                           17%
Net assets at end of period                                                     $76                          $213


ss. Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

   Net investment loss                                                      $   --+++                         $   --+++
   Ratios (to average net assets):
     Expenses##                                                                1.43%                            1.72%+
     Net investment loss                                                      (0.07)%                          (0.35)%+

** For the period from the inception of Class I shares, August 9, 2000, through August 31, 2000.
+    Annualized.
++   Not annualized.
+++ Per share amount was less than $(0.01). # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

     The date of this Supplement is January 1, 2002 as revised June 7, 2002.